UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 16, 2025
Date of Report (Date of earliest event reported)

FINGERMOTION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41187	46-4600326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Somerset Road, Level 3 Singapore	238164
(Address of principal executive offices)	(Zip Code)

(347) 349-5339

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	FNGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On June 16, 2025, FingerMotion, Inc. (the “Company” or “FingerMotion”) issued a news release to announce that its subsidiary, Shanghai JiuGe Information Technology Co., Ltd. (“JiuGe Technology”), is working with Qingling Motors Group Co., Ltd. (“Qingling Motors”) to co-develop next-generation intelligent vehicle solutions aimed at enhancing efficiency and sustainability in commercial mobility.

The joint effort focuses on delivering smarter, more responsive technologies for high-demand sectors such as logistics and emergency response. Qingling Motors will oversee vehicle design, chassis engineering, prototype production, and compliance with industry regulations. JiuGe Technology will provide its strengths in system integration and software development, enabling the integration of smart technologies into vehicle platforms.

To support the initiative, a joint technical taskforce has been established to accelerate innovation, streamline product development, and reduce time-to-market. The collaboration emphasizes mutual knowledge exchange and shared development of intellectual property, setting the foundation for long-term growth in the intelligent mobility space.

This initiative positions both companies to lead in the digital transformation of the commercial vehicle sector, particularly in markets that require connected, adaptive, and reliable platforms. Future efforts are intended to include international market expansion and the creation of remote service ecosystems to support specialized logistics and emergency response applications.

“We see this as a major step forward in our strategy to bring advanced digital solutions to commercial transportation, particularly emergency response,” said Martin Shen, CEO of FingerMotion. “JiuGe Technology’s role in enabling intelligent systems compliments Qingling Motors’ automotive leadership, and we’re excited about the value this will deliver to enterprises and communities alike.”

A copy of the news release is attached as Exhibit 99.1 hereto.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
99.1	News Release dated June 16, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINGERMOTION, INC.

DATE: June 16, 2025	By:	/s/ Martin J. Shen
Martin J. Shen CEO and Director

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